enova®

Investor Presentation

February 2022

Safe Harbor Statement

Cautionary Statement Regarding Risks and Uncertainties That May Affect Future Results

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Information

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States (“GAAP”), Enova provides cash flow from operating activities less net loan and finance receivables originated, acquired and repaid and purchases of property and equipment (”free cash flow”) and net income excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation expense, lease termination and cease-use costs, gain on bargain purchase, equity method investment income, relocation and acquisition-related costs, regulator penalty/settlement, loss on early extinguishment of debt (”Adjusted EBITDA”), and other non-operating expenses, which are not considered measures of financial performance under GAAP. Management uses these non-GAAP financial measures for internal managerial purposes and believes that their presentation is meaningful and useful in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with Enova's GAAP results, provides a more complete understanding of factors and trends affecting Enova's business.

Management provides such non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes. A table reconciling such non-GAAP financial measures is available in the appendix.

Year-to-Date February 2022 Update

Originations

- Total company originations year-to-date through February 28 totaled approximately $697 million, more than double the same period during 2021
- Both consumer and small business originations year-to-date through February 28 are more than double the same period during 2021 and remain strong through early March

Portfolio Performance

- Total company combined ending receivables, on an amortized basis, as of February 28 totaled approximately $2.14 billion
    - Approximately 9% higher than year-end 2021 and approximately 63% higher than February 28, 2021
- Through the end of February, both consumer and small business credit metrics remain solid and are in line or better than our expectation as well the same period during 2019

Enova at a Glance

Founded in 2004, Enova is a leading financial technology company providing online financial services through its AI and machine learning powered lending platform. Enova has been listed on the New York Stock Exchange since 2014.

7.3M+	10	$40B+	$1.2B+
Customers served since 2004	Total products offered	Loans made to date	2021 Revenue

Consistent Shareholder Returns and Value Opportunity

Strong Shareholder Returns

Average Annual Total Shareholder Return
2016-2021



30%
25%
20%
15%
10%
5%
0%
27%
19%
12%
12%
8%
7%
ENVA
S&P 600 Consumer Finance Index
S&P 600 Small Cap Index
Russell 2000 Index
Russell 2000 Financials Index
S&P 600 Financial Sector Index

Valuation Opportunity

	Price to 2022 Consensus EPS
ENVA	7.4
Russell 2000 Index	9.8
S&P 600 Financial Sector Index	12.2
S&P 600 Small Cap Index	12.4
S&P 600 Consumer Finance Index	14.1
Russell 2000 Financials Index	20.4

SOURCE: Bloomberg as of January 7, 2022

enova.

Execution Reflected in Financial Performance

Q4 2021 #WINS!

$2.0B
Ending receivables[1]

Largest and most diverse receivables balance in the company's history

27%
Return on Average Shareholder's Equity[2]

Strong trailing 12-month adjusted earnings

14%
Quarter-over-quarter increase in revenue

Continued strong revenue growth from accelerating receivables growth

46%
Percentage of new customers in Q4

Highest new customer percentage since the company started operating in 2004

1. Combined company Gross A/R
2. Trailing twelve months

OUR **MISSION**

Helping hardworking people get access to fast, trustworthy credit

OUR **VISION**

Closing the world's credit gap

Enova Investment Highlights

Focus on Non–Prime Borrowers, a large, expanding market segment where we have deep experience

Diversified Product Offerings unmatched across both underserved nonprime consumers and small businesses

Approach to Unit Economics and deploying capital that has delivered industry leading returns

Highly Flexible Online-Only Business Model that provides significant operational and financial flexibility

Proven Tech & Analytics through powerful proprietary technology and machine-Learning enabled analytics

Resilient Balance Sheet with solid liquidity, strong tangible capital, and laddered debt maturities

Licensed, Compliant & Supervised history of lending and servicing operations

Our Products Meet the Needs of Underserved Populations

Non-Prime consumers have **unexpected expenses** and **limited savings.**

Non-Prime consumers are **frequently turned down** by traditional banks and credit unions.

39%

of Americans cannot **cover an emergency expense of $400**

Source: Federal Reserve Board, Report published May, 2020

+3x per year

Over half of non-prime Americans face 3 or more unexpected expenses per year

Source: https://www.fico.com/blogs/risk-compliance/average-u-s-fico-score-hits-new-high/

72%

of small businesses that apply for a loan from a large bank **get rejected**

Source: 2019 Small Business Credit Survey, Federal Reserve Banks

4x rejection rate

Consumers with scores **under 680** are rejected **4x more** than those with scores of 680-760

Source: https://www.fico.com/blogs/risk-compliance/average-u-s-fico-score-hits-new-high/

Large Growth Opportunities in Non-Prime Markets

$156B+[1]

US Consumer Loans

Enova < 1% of Loan Balances

$30B[2]

Brazil Consumer Loans

Enova < 1% of Loan Balances

$232B[3]

US SMB Loans

Enova < 1% of Loan Balances

Total Unsecured Personal Loan Balances, by Risk Tier



Q3 2020
8.9%
18.3%
27.5%
25.7%
19.5%
Q3 2021
9.5%
19.2%
27.9%
26.1%
17.2%
Subprime
Near Prime
Prime
Prime Plus
Super Prime

Source: TransUnion Credit Industry Insights. Subprime = 300-600, Near Prime = 601-660, Prime = 661-720, Prime Plus = 721-780, Super Prime = 781+

1. *According to TransUnion Credit Industry Insights Overview: Q3 2021. Does not include secured balances or balances not reported to credit bureaus.*
2. *Brazil Central Bank, April 2021*
3. *According to US SBA 2019 Report. US SBA, Office of Advocacy, published September, 2020*

Highly Flexible Online-Only Business Model

"52% of [mobile banking] users are visiting branches less frequently. The rotation toward digital channels is likely to be long-lasting: nearly 88% of respondents who have been using their mobile apps more frequently intend to continue to do so after the pandemic ends."

–2021 S&P US Mobile Banking Market Report

ONLINE	BRICK AND MORTAR
✔ **Operating Leverage** Ability to adjust expenses quickly to adapt to changes in business activity as a result of market conditions	✘ **Lack of variability in cost structure** of physical locations to business activity
✔ **Underwriting** Direct link to Enova technology and analytics with RealView™ underwriting using advanced algorithms and multiple data sources	✘ **Costly and difficult** supervision and training for multiple locations
✔ **Compliance** Centralized facilities with supervision through electronic tracking and recordings	✘ **Limitations & Restrictions** Limited Ability to Repay analysis or limited offer based on industry common scoring
✔ **Customer Safety and Privacy** Apply and manage account anytime and anywhere privately from desktop or mobile devices with secure systems to protect sensitive information	✘ **Safety & Privacy Variables** Requires travel to physical location, standing in line to apply for funds in public, storage of records in multiple locations and customer re-visits for account management

Enova Uses a Diversified Multichannel Marketing

Multichannel marketing creates flexibility to **optimize customer acquisition and builds longer term customer relationships**



USER EXPERIENCE & CONVERSION

Enova measures and monitors website visitor usage metrics and regularly test website design strategies to improve customer experience and conversion rates.

DIGITAL ACQUISITION

Online marketing efforts include PPC, display, SEO, marketing affiliate partnerships, and mobile advertising

PARTNER MARKETING

Enova purchases qualified leads for prospective new customers from a number of online lead providers and independent brokers.

TRADITIONAL ADVERTISING

Enova uses television, direct mail, and radio supported by its analytics capabilities, technology infrastructure and key vendors.)

Machine Learning Models and Automation Are Applied Extensively Across the Customer Life Cycle

The Colossus™ Analytics Engine creates powerful competitive advantage

ACQUISITION

ML models trained on 40+ million data points predict likelihood of acquiring a new customer

FRAUD DETECTION

Artificial intelligence used to automatically respond to real-time fraud attacks and models retrained daily to learn and mimic the decisions of fraud operations staff



UNDERWRITING

ML models provide a **40% improvement** in repayment predictability versus credit bureau scores alone and **85% of underwriting decisions are fully automated**

LOAN PROCESSING

Underwriting decisions that are not fully automated **use ML models to auto verify >80% loans** based on electronic bank statements and employment data

COLLECTIONS

ML models improve collections yield by prioritizing dialers and optimizing settlement strategies

Colossus™ Platform

90%

of Models are Machine-Learning Enabled

Proprietary Technology With Better Predictive Performance Than Traditional Credit Models

RealView™ Credit Modeling: Performance vs Standard Scoring



Predictive Model Performance
(ROC Curves)[1]
Repayments Predicted by Model
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
% of Population Included in Sample
RealView V8
Vantage
FICO
Random

1. *ROC Curves—Receiver Operating Characteristics Curves (True Positives versus False Positives at ___ levels). This graph should not be considered to be an indicator of future performance. Depictions of Enova study using a random sample from its NetCredit applicant pool (the "population"). As one moves up the Y axis and along the X axis, more of the population is included. The population is ordered by perceived creditworthiness so that at the bottom left of the graph, only the most creditworthy customers are included in the population. At the top right, 100% of the population is included, with the least creditworthy parts of this population being the last included.*

enova.

Strong Credit Performance Through Economic Downturn

Enova's **consistent performance**, even amid recent unprecedented times, reflects our solid **risk management capabilities** on our **world-class analytics** and **technology**.



Consumer Loans 1,2,3,4
20.0%
15.0%
10.0%
5.0%
—%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
>30 days delinquent as a % of combined loan and finance receivable balance
Charge-offs (net recoveries) as a % of average combined loan and finance receivable balance



Small Business Loans 1,5,6
OnDeck Included beginning October 13, 2020
15.0%
10.0%
5.0%
—%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
>30 days delinquent as a % of loan and finance receivable balance
Charge-offs (net recoveries) as a % of average loan and finance receivable balance

1. *Data shown excludes discontinued operations.*
2. *Amounts as a % of loan balance are determined using period-end balances.*
3. *Non-GAAP measure.*
4. *The average combined loan and finance receivable balance is the average of the month-end balances during the period.*
5. *Amounts as a % of loan and finance receivable balance are determined using period-end balances. Includes OnDeck data beginning October 13, 2020.*
6. *The average loan and finance receivable balance is the average of the month-end balances during the period. Includes OnDeck data beginning October 13, 2020.*

Demonstrated Ability to Diversify while Delivering Returns



($ in Millions)
Combined Receivables and Returns 1,2
$2,500
$2,000
$1,500
$1,000
$500
$0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2015
2016
2017
2018
2019
2020
2021
Short Term
Line of Credit
Other Installment
Small Business
Near Prime Installment
Return on Equity %

1. *Including loans issued as part of our CSO program and, through 2018, loans from discontinued operations.*
2. *ROE is based on trailing twelve months Adjusted Net Income.*

Small Business

Diverse Portfolio of Established Small Businesses

138K+
Unique small business clients

711
Business Owner Weighted avg. FICO® score

$705K
Median annual revenue

9.7yrs
Avg. time in business

Diversified
Across 700+ industries


Multi Products States
Single Product States

Broad
Market Presence

Portfolio Balance by Industry [1]


22%
11%
8%
8%
8%
7%
6%
5%
5%
19%
Construction
Professional, Scientific, Technical Services
Retail Trade
Other Services (except Public Administration)
Administrative Support, Waste Management, Remediation Services
Manufacturing
Health Care and Social Assistance
Transportation and Warehousing
Accommodation and Food Services
All Other

Business Loan Purpose [2]


Cashflow 19%
Buy/replace equipment 13%
Refinance or pay down debt 13%
Fund day-to-day expenses 13%
Cover payroll 10%
Add extra space 9%
Buy inventory 9%
Hire additional employees 7%
Pay taxes 4%
Add locations 3%
Other 1%

1. *As of September 30, 2021 all OnDeck Term Loans and Lines of Credit, excluding international*
2. *As of December 2020, research from Enova and KS&R, sample of Enova customers and other small businesses.*

SMB Total Addressable Market (TAM)

US Small & Medium-Sized Businesses

+30M

99.9% of Businesses in the US are SMBs[1]

+138K

Enova SMB unique US small businesses served

US Commercial & Industrial Loan Portfolio

(at FDIC-insured institutions only)

$232B[1]

Business loans under $250K

"75% of loan applications are less than $250K"[2]

$795M[3]

Enova SMB loans under $250K

1. *According to US SBA 2019 Report. US SBA, Office of Advocacy, published September, 2020*
2. *2019 Small Business Credit Survey, Federal Reserve Banks*
3. *Enova SMB Loan and Finance Receivable Portfolio as of September 30, 2021*

High Quality Small Business Products to Close the Credit Gap

US Small Business: Faster, Easier and Stable

HEADWAY CAPITAL.

Lines of Credit (LOC)

THE BUSINESS BACKER™

Receivable Purchase Agreements (RPA) & Installment Loans

ondeck

Lines of Credit (LOC) & Term Loans (TL)

($ in Millions)

Gross Accounts Receivable[1,2]



$55
$86
$80
$85
$181
$691
$1,017
2015
2016
2017
2018
2019
2020
2021

1. *Includes OnDeck originations beginning Q4 2020 after acquisition on October 13, 2020.*
2. *Gross Accounts Receivables are end of period balances.*

Consumer

Enova Is A Market Leading US Non-Prime Lender

4.9M	607	$42K	36.5%
Total Consumers Served To Date	**Weighted Average FICO® Score**	**Average Personal Income**	**Homeownership**

Diversified

Across Non-Prime Consumers



Multi Product States
Single Product States
Not Currently Served States

Broad

National Presence

Top Non-Prime Loan Use:

- Car Repair
- Debt Consolidation
- Medical/Dental
- Monthly Bills
- Moving/Relocating
- Travel/Leisure

Customer response to "How would you describe yourself?":



3%
4%
25%
8%
57%
American Indian/Alaskan Native
White
Two or more Races
Black or African American
Asian/Pacific Islander

U.S. Consumer Total Addressable Market (TAM)

US Subprime Unsecured

+$30B[1]

Nearly 12% of U.S. Borrowers Have Subprime Credit[2]

~4%

Estimated CashNetUSA share of 2019 Subprime market

US Near Prime

+$28B[1]

Over 13% of U.S. Borrowers Have Near Prime Credit[2]

~2%

Estimated NetCredit share of 2019 Near Prime market

1. *Estimated addressable market size according to data sources from Transunion and Equifax for unsecured loans.*
2. *Transunion Credit Industry Insights Report, Q3_2021*

High Quality Consumer Products to Close the Credit Gap

CashNetUSA

Sub-Prime Single Pay Loans or Advances, Installment Loans & Lines of Credit

NetCredit

Near-Prime Installment Loans & Lines of Credit

Simplic

Near-Prime Installment Loans

($ in Millions)

Gross Accounts Receivable[1,2]



$402
$540
$687
$869
$1,086
$629
$941
2015
2016
2017
2018
2019
2020
2021

1. *Gross Accounts Receivables are end of period balances.*
2. *Data shown includes CashNetUSA, NetCredit, Align, and Simplic Gross Accounts Receivable*

Trusted Products Drive High-Rated Reviews

CashNetUSA
Reviews 19,740 • Excellent
4.7

OnDeck
Reviews 3,093 • Excellent
4.8

NetCredit
Reviews 5,719 • Excellent
4.6

Headway Capital
Reviews 1,062 • Excellent
4.7

Simplic é confiável?

Reputação

6 meses 12 meses 2021 2020 Geral

ÓTIMO
8.0 /10
11/01/2019 - 10/01/2022

Reclamações 2218
Respondidas 2207

The Business Backer
Reviews 189 • Excellent
4.6

Online Reviews via Trust Pilot for US businesses and RceclameAQUI for Simplic as of 1/11/21

Financial Performance

History of Revenue and Profit Growth

($ in Millions)

Gross Revenue For All Brands[1,2,3,4]



$653
$746
$844
$973
$1,175
$1,084
$1,208
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021

($ in Millions)

Adjusted EBITDA and Margin[2,3,4]



$500
$400
$300
$200
$100
$0
CAGR: 32.8%
$43
$54
$89
$104
$118
$138
$202
$276
$415
$474
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Margin
12.2%
13.4%
18.4%
20.0%
18.3%
19.0%
24.2%
24.0%
38.3%
39.2%

1. *From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020.*
2. *Includes OnDeck data beginning October 13, 2020.*
3. *Adjusted EBITDA defined as net income excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation expense, lease termination and cease-use costs, gain on bargain purchase, equity method investment income, relocation and acquisition-related costs, regulator penalty/settlement, and loss on early extinguishment of debt and other nonoperating expenses.*

Demonstrated Operating Leverage



($ in Millions)
Enova Key Metrics[1,2,3]
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR: 27%
CAGR: 15%
CAGR: 13%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Loans and Finance Receivables Outstanding
Revenue
O&T and G&A Expenses

1. *Gross loan and finance receivables balances outstanding include loan arrangements extended by unrelated third parties*
2. *From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020.*
3. *Includes OnDeck data beginning October 13, 2020.*

Balance Sheet Flexibility is a Source of Strength



Funding Mix and Capacity[1]
($ in Millions)
$10
$500
$65
$158
$165
$500
$7
$116
$211
$250
$345
$8
$561
$111
$116
$375
$250
$24
$309
$215
$93
$375
$250
$73
$453
$87
$225
$375
$250
$1
$488
$320
$249
$201
$375
$250
2015
2016
2017
2018
2019
2020
Q4 2021
Senior Note 2021
Senior Note 2024
Senior Note 2025
Revolver Utilized
Secured Warehouses
Term ABS



($ in Millions)
Enova Debt Maturities[2]
900
800
700
600
500
400
300
200
100
0
2021
2022
2023
2024
2025
2026
2027
Debt Outstanding



($ in Millions)
Domestic Cash Balance
$700
$600
$500
$400
$300
$200
$100
$0
Dec 2019
Feb 2020
Apr 2020
Jun 2020
Aug 2020
Oct 2020
Dec 2020
Feb 2021
Apr 2021
Jun 2021
Aug 2021
Oct 2021
Dec 2021



Tangible Capital to Avg. Tangible Assets[3]
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
10.3%
12.5%
14.3%
8.5%
12.2%
14.9%
22.8%
39.3%
37.8%
39.9%
38.7%
34.3%
Mar 2019
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020
Sep 2020
Dec 2020
Mar 2021
Jun 2021
Sep 2021
Dec 2021

1. *Total U.S. debt outstanding at December 31, 2021 of $1,398M, including $0.8M Letters of Credit in the Revolver. Canadian and Australian OnDeck warehouses and Pangea debt not included. Sources do not include unrestricted and restricted cash/cash equivalents of $214M as of December 31, 2021.*
2. *Does not include Australian OnDeck debt facility or Pangea debt. As of December 31, 2021*
3. *Tangible Capital / Avg. Tangible Assets = [SE – (Goodwill + Intangible Assets)] / [Avg. Quarterly Total Tangible Assets]. Tangible Assets is calculated as Total Assets less Goodwill and Intangible Assets.*

Appendix

Proactive Global Compliance Capabilities



Enova has a compliance framework that includes:

Focus on tone from the top to instill an ethical culture

Centralized team led by experience compliance professionals:
- Chief Compliance Officer reports directly to Board of Directors
- Multiple CRCM/CAMS accreditations

Policies, procedures and other controls focused on compliance and the fair treatment of customers

Regulatory framework built into technology platform and the business model

Training of employees on compliance requirements and transparency around pricing and other key aspects of its products

A comprehensive risk assessment and monitoring and testing program

Early warning on new regulations and other legal risks

Accounting for Receivables Using Fair Value Began January 1, 2020

Compliance

- FASB required **adoption of life of loan loss accounting** on January 1, 2020 for public companies with a public float of greater than $250M
- In May 2019, FASB **included fair value accounting as an option** for compliance

Decision

- **Enova adopted fair value accounting for the entire receivables portfolio beginning January 1**
- This accounting **policy best reflects the value of our receivables portfolio and its future economic performance** and more closely aligns with our marginal decision-making processes that rely on risk-based pricing and discounted cash flow methodologies

Key Changes

- **A one-time, non-cash gain to retained earnings** of $99M after-tax was recognized to covert the existing portfolio to fair value on January 1
- **Gross profit and gross profit margin will be replaced with net revenue and net revenue margin** as the provision for loan losses is replaced by the change in fair value of the portfolio
- **Certain marketing expenses will no longer be deferred and recognized** over the life of receivables

Key Changes to Financial Reporting Under Fair Value

Balance Sheet



(+)
Day 1 Gain on Originations
(-)
Net Charge Offs
(-)
Realized Value on Existing Receivables
(+) (-)
Change in FV Assumptions
Beginning Fair Value Balance
Originated Principal
Principal Payments
Change in Fair Value
Ending Fair Value Balance

Income Statement

Revenue
- Change in Fair Value

Net Revenue
Net Revenue Margin %

↑ Net Revenue margin %

(+) Higher originated principal (at consistent mix)	(-) Higher new customer mix
(+) Lower credit losses and loss expectations	(-) Higher credit losses and loss expectations
(+) Lower customer prepayments versus expectations	(-) Higher customer prepayments versus expectations

↓ Net Revenue margin %

Consolidated Income Statements

Consolidated Statements of Income *(in millions)* *(unaudited)*	12 Mo. Ended December 31, 2016 [1]	12 Mo. Ended December 31, 2017 [1]	12 Mo. Ended December 31, 2018 [1]	12 Mo. Ended December 31, 2019 [1]	12 Mo. Ended December 31, 2020 [1]	YTD December 31, 2021 [1]
Revenue	$642	$729	$973	$1,175	$1,084	$ 1,208
Cost of Revenue / Change in FV	(301)	(353)	(503)	(603)	(400)	(184)
Gross Profit	341	375	469	572	684	1,024
Expenses						
Marketing	72	77	96	115	70	271
Operations and technology	61	70	78	84	96	148
General and Administrative	95	100	105	109	141	157
Depreciation and amortization	14	13	14	15	20	35
Total Expenses	243	259	294	324	326	611
Income from Operations	98	116	176	248	358	413
Interest expense, net	(66)	(74)	(79)	(76)	(87)	(77)
Foreign currency transaction (loss) gain	2	0	(2)	(0)	1	0
Gain on bargain purchase[2]	-	-	-	-	164	0
Equity method investment income	-	-	-	-	1	2
Other nonoperating expense	-	(23)	(25)	(2)	(1)	(1)
Income before Income Taxes	33	20	69	170	435	337
Provision for income taxes	14	2	5	42	57	83
Net income from continuing operations before noncontrolling interest	19	18	64	128	378	254
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	0	1
Net Income from Continuing Operations	**$19**	**$18**	**$64**	**$128**	**$378**	**$254**

1. *Financials are reflective of continuing operations using the incurred method of accounting through 2019. Enova elected the fair value option of accounting effective January 1, 2020.*
2. *Gain on bargain purchase resulted from OnDeck acquisition closed on October 13, 2020.*

enova.

Consolidated Balance Sheets

Consolidated Balance Sheets *(in millions)* *(2018-2019 - unaudited)*	12 Mo. Ended December 31, 2016	12 Mo. Ended December 31, 2017	12 Mo. Ended December 31, 2018 [2]	12 Mo. Ended December 31, 2019 [2]	12 Mo. Ended December 31, 2020 [3]	12 Mo. Ended December 31, 2021 [3]
Assets						
Cash	$40	$69	$28	$36	$297	$165
Loans and finance receivables, net	562	705	780	1,063	1,242	1,965
PP&E, net	47	49	46	55	79	78
Goodwill and Intangible assets, net	272	271	270	269	294	315
Other assets	57	67	93	152	196	305
Assets from discontinued operations	-	-	117	-	-	-
Total Assets	$978	$1,159	$1,334	$1,574	$2,108	$2,761
Liabilities and Stockholder's Equity						
Debt[1]	$650	$789	$858	$991	$946	$1,384
Other liabilities	86	89	121	207	243	284
Liabilities from discontinued operations	-	-	8	-	-	-
Total Liabilities	736	878	987	1,198	1,189	1,668
Total Stockholder's Equity	242	282	348	377	919	1,093
Total Liabilities and Stockholder's Equity	**$978**	**$1,159**	**$1,334**	**$1,574**	**$2,108**	**$2,761**

1. *Debt shown is net of deferred loan issuance costs.*
2. *Financials for 2018 and 2019 are reflective of continuing operations using the incurred method of accounting. Years prior to 2018 include discontinued operations.*
3. *Enova elected the fair value option of accounting effective January 1, 2020.*

Reconciliation of Non-GAAP Financial Measures

Net Income to Adjusted EBITDA (in millions) (unaudited)	12 Mo. Ended December 31, 2016 [6]	12 Mo. Ended December 31, 2017 [6]	12 Mo. Ended December 31, 2018 [6]	12 Mo. Ended December 31, 2019 [6]	12 Mo. Ended December 31, 2020 [6]	12 Mo. Ended December 31, 2021 [6]
Net income	$19.3	$17.6	$63.6	$128.0	$378.1	$253.7
Depreciation and amortization expenses	14.4	13.3	14.2	15.1	19.7	35.4
Interest expense, net	66.5	74.0	79.4	75.6	86.5	75.9
Foreign currency transaction loss (gain)	(1.6)	(0.4)	2.3	0.2	(0.5)	0.4
Provision for income taxes	13.9	2.1	5.3	42.1	57.2	82.7
Stock-based compensation expense	8.5	11.3	11.7	12.0	18.0	21.2
Gain on bargain purchase [1]	-	-	-	-	(164.0)	0.0
Transaction-related costs [2]	(3.3)	(2.4)	-	-	20.0	2.3
Equity method investment income	-	-	-	-	(0.6)	(2.1)
Other nonoperating expenses [3]	-	22.9	25.0	2.3	0.8	1.1
Lease termination and cease-use costs [4]	-	-	-	0.4	-	3.3
Regulatory settlement [5]	-	-	0.6	-	-	0.0
Adjusted EBITDA	**$117.7**	**$138.4**	**$202.0**	**$275.6**	**$415.3**	**$473.8**

1. *In the fourth quarter of 2020, the Company recorded a gain on bargain purchase related to an acquisition.*
2. *Represents fair value adjustments booked in Q4 2016 and Q4 2017 to contingent consideration related to a prior year acquisition. In the third and fourth quarters of 2020, the Company recorded costs related to an acquisition.*
3. *In the third and fourth quarters of 2017 and the first, third and fourth quarters of 2018, the Company recorded $14.9 million ($9.2 million net of tax), $8.0 million ($8.5 million net of tax) and $4.7 million ($3.7 million net of tax), $12.5 million ($9.9 million net of tax) and $7.8 million ($6.0 million net of tax) losses on early extinguishment of debt related to the repurchase of $155.0 million principal amount of senior notes, the redemption of $160.9 million in securitization notes, the repurchase of $50.0 million principal amount of senior notes, the repurchase of $178.5 million principal amount of senior notes, and the repurchase of $116.5 million principal amount of senior notes, respectively. In the second quarter of 2021, the Company recorded costs related to an incomplete transaction.*
4. *In the first quarter of 2019, the Company recorded an impairment charge to operating right-of-use lease assets related to its decision to cease use and sublease a portion of a leased office space. In the third quarter of 2021, the Company recorded a gain upon the exit of leased office space.*
5. *In the fourth quarter of 2018, the Company consented to the issuance of a Consent Order by the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2014 review of us, to pay a civil money penalty of $3.2 million, which is nondeductible for tax purposes.*
6. *Financials are reflective of continuing operations using the incurred method of accounting through 2019. Enova elected the fair value option of accounting effective January 1, 2020.*



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